Exhibit 99.1

12500 West Creek Parkway Richmond, VA 23238 Phone (804) 484-7700 FAX (804) 484-7701
NEWS RELEASE

FOR MORE INFORMATION:

Media Contact:	Investor Contact:
Cheryl Moore	Kevin Collier
Director, Corporate Communications	Director, Investor Relations
(804) 484-6273	(804) 287-8109
PERFORMANCE FOOD GROUP REPORTS NET EPS OF $1.23
FROM CONTINUING OPERATIONS IN 2006
•	Net EPS from continuing operations increased 29% to $1.23 per share diluted for 2006

•	Net EPS from continuing operations increased 6% to $0.37 per share diluted in the fourth quarter

•	Street sales for 2006 increased 8% over prior year
RICHMOND, VA. (Feb. 27, 2007) — Performance Food Group (Nasdaq/NGS:PFGC) announced results today for the fourth quarter and fiscal year ended December 30, 2006.
“Our fourth quarter results reflect solid gains in our core productivity and growth initiatives,” commented Steve Spinner, president and chief executive officer. “Our efforts to further standardize our operational platform and invest in higher margin sales to independent operators helped drive strong quarterly results and will provide us with the foundation for long-term margin growth.”
Fourth Quarter Financial Highlights:
•	Consolidated net sales from continuing operations in the fourth quarter were approximately $1.5 billion, an increase of approximately 3%, compared to the prior year quarter. Inflation was approximately 1% for the quarter.

•	Net earnings from continuing operations in the fourth quarter amounted to approximately $12.9 million, which was unchanged compared to the same quarter in the previous year. Net earnings include the impact of pre-tax stock compensation expense of approximately $1.3 million, or $793,000 after tax, for the quarter, compared to pre-tax stock compensation expense of approximately $312,000, or $197,000 after tax, in the prior year quarter.

•	Adjusted for the impact of stock compensation expense, net earnings from continuing operations in the fourth quarter amounted to approximately $13.7 million, an increase of approximately 4% versus the prior year quarter.

•	Net earnings per share from continuing operations in the fourth quarter increased approximately 6% to $0.37 per share diluted, compared to $0.35 per share diluted
-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

in the prior year quarter, on approximately 7% fewer shares outstanding. Excluding stock compensation expense in the 2006 quarter, net earnings per share were approximately $0.39 per share diluted.
Year to Date Financial Highlights
•	Consolidated net sales from continuing operations for the full 2006 year were approximately $5.8 billion, an increase of approximately 2% from the prior year period. Inflation was approximately 1% for the year.

•	Net earnings from continuing operations for the full year increased approximately 3% to approximately $42.9 million compared to approximately $41.8 million in the prior year. Net earnings for the year include the impact of pre-tax stock compensation expense of approximately $4.9 million, or $3.1 million after tax, compared to prior year pre-tax stock compensation expense of approximately $999,000, or $622,000 after tax.

•	Adjusted for the impact of stock compensation expense, net earnings from continuing operations for the full year amounted to approximately $46.0 million, an increase of approximately 8% versus the prior year period.

•	Net earnings per share from continuing operations for the full year increased approximately 29% to $1.23 per share diluted, compared to $0.95 per share diluted in the year earlier period, on approximately 21% fewer shares outstanding. Excluding stock compensation expense, net earnings per share in the 2006 period amounted to approximately $1.32 per share diluted.
“In our customized segment, sales increased approximately 5% in the fourth quarter and full year as compared to the same periods in the prior year,” added Mr. Spinner. “Our overall sales growth was driven by growth with existing customers. We also successfully leveraged our new capacity in the customized segment to drive efficiencies and improve service to our existing customers.”
“In the broadline segment, our higher margin street sales increased approximately 8% in the quarter and full year versus the same prior year periods. Overall internal sales in broadline increased approximately 1.5% in the fourth quarter and remained unchanged for the full year compared to the same prior year periods. Broadline sales growth for the quarter and year reflect the impact of our previously announced exit of certain lower margin multi-unit business and moderate industry growth. Broadline segment results were impacted in the quarter and year by the investment in our expanded sales force, our investment in information technology and by higher fuel costs, partially offset by favorable trends in insurance costs. Our expanded broadline street sales force continues to favorably impact our mix of higher margin sales and we expect continued productivity from our new sales team in the coming year.”
Mr. Spinner concluded, “Our balance sheet remained very strong with a debt to capital ratio of approximately 1.5% at the end of the fourth quarter, excluding $130 million of interests in accounts receivable sold under an accounts receivable purchase facility. Free cash flow was approximately $23.3 million for the year, compared to the use of free cash flow of approximately $7.7 million in the prior year, reflecting lower capital expenditures
-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

in the 2006 year. Based on the current economic environment and our current business trends, we expect net earnings per share for the first quarter of 2007 to be in the range of $0.17 to $0.20 per share diluted and for the full year to be in the range of $1.34 to $1.42 per share diluted. We remain committed to moving our current initiatives forward to drive solid long-term returns for our shareholders.”
On June 28, 2005, the Company completed the sale of its fresh-cut segment to Chiquita Brands International, Inc. All amounts pertaining to the Company’s fresh-cut segment are accounted for as discontinued operations.
Performance Food Group markets and distributes more than 68,000 national and private label food and food-related products to over 41,000 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions. For more information on Performance Food Group, visit www.pfgc.com.
     Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management’s estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions, including consumer spending trends; the Company’s ability to achieve projected operational efficiencies and increase sales, particularly higher margin street sales; the Company’s ability to add new customers, particularly in its customized segment; the relatively low margins and economic sensitivity of the foodservice business; the Company’s reliance on major customers; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company’s ability to successfully develop, produce and market new products and management of the Company’s planned growth, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission.
-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

Performance Food Group Company
Condensed Consolidated Income Statements (Unaudited)
December 30, 2006
(In thousands, except net earnings per common share)

	Three Months Ended				Twelve Months Ended
	Dec. 30, 2006		Dec. 31, 2005		Dec. 30, 2006		Dec. 31, 2005

Net sales	$1,479,447	100.0%	$1,440,050	100.0%	$5,826,732	100.0%	$5,721,372	100.0%
Cost of goods sold	1,279,622	86.5%	1,247,820	86.7%	5,052,097	86.7%	4,973,966	86.9%

Gross profit	199,825	13.5%	192,230	13.3%	774,635	13.3%	747,406	13.1%
Operating expenses	177,078	12.0%	170,752	11.8%	699,525	12.0%	676,928	11.9%

Operating profit	22,747	1.5%	21,478	1.5%	75,110	1.3%	70,478	1.2%

Other (expense) income:
Interest income	484		931		2,164		4,651
Interest expense	(614)		(409)		(1,732)		(3,246)
Loss on sale of receivables	(1,949)		(1,576)		(7,351)		(5,156)
Other, net	77		33		351		365

Other expense, net	(2,002)	-0.1%	(1,021)	-0.1%	(6,568)	-0.1%	(3,386)	0.0%

Earnings before income taxes from continuing operations	20,745	1.4%	20,457	1.4%	68,542	1.2%	67,092	1.2%
Income taxes	7,862	0.5%	7,534	0.5%	25,642	0.5%	25,328	0.5%

Earnings from continuing operations, net of tax	$12,883	0.9%	$12,923	0.9%	$42,900	0.7%	$41,764	0.7%

Earnings from discontinued operations, net of tax	—		—		—		18,499
Gain (loss) on sale of fresh-cut segment, net of tax	36		5,278		(114)		186,875

Total earnings (loss) from discontinued operations, net of tax	36		5,278		(114)		205,374

Net earnings	$12,919		$18,201		$42,786		$247,138

Weighted average common shares outstanding:
Basic	34,428		36,791		34,348		43,233
Diluted	34,735		37,262		34,769		43,795

Earnings per common share:
Basic net earnings per common share:
Continuing operations	$0.37		$0.35		$1.25		$0.97

Discontinued operations	—		—		—		0.43
Gain on sale of fresh-cut segment	—		0.14		—		4.32

Total earnings from discontinued operations	—		0.14		—		4.75

Net earnings	$0.38		$0.49		$1.25		$5.72

Diluted net earnings per common share:
Continuing operations	$0.37		$0.35		$1.23		$0.95

Discontinued operations	—		—		—		0.42
Gain on sale of fresh-cut segment	—		0.14		—		4.27

Total earnings from discontinued operations	—		0.14		—		4.69

Net earnings	$0.37		$0.49		$1.23		$5.64

-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

Performance Food Group Company
Condensed Consolidated Balance Sheets (Unaudited)
December 30, 2006
(In thousands)

Assets	Dec. 30, 2006	Dec. 31, 2005

Cash and cash equivalents	$75,087	$99,461
Accounts and notes receivable, net, including retained interest in securitized receivables	226,058	190,481
Inventories	308,901	303,073
Other current assets	33,152	29,188
Current assets from discontinued operations	2,267	10,115

Total current assets	645,465	632,318

Property, plant and equipment, net	291,947	255,816
Goodwill, net	356,509	356,597
Other intangible assets, net	47,575	51,213
Other assets	18,279	16,346

Total assets	$1,359,775	$1,312,290

Liabilities and Shareholders’ Equity
Checks in excess of deposits	$88,023	$100,335
Trade accounts payable	269,590	258,791
Current installments of long-term debt	583	573
Other current liabilities	141,162	122,885
Current liabilities from discontinued operations	5,362	6,540

Total current liabilities	504,720	489,124

Long-term debt, excluding current installments	11,664	3,250
Deferred income taxes	48,582	43,399
Shareholders’ equity	794,809	776,517

Total liabilities and shareholders’ equity	$1,359,775	$1,312,290

-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

Performance Food Group Company
2006 Compared to 2005
Fourth Quarter
Segment Disclosure

			Corporate &	Total Continuing
2006	Broadline	Customized	Intersegment	Operations

Fourth Quarter
Net external sales	$881,741	$597,706	$—	$1,479,447
Intersegment sales	129	45	(174)	—
Total sales	881,870	597,751	(174)	1,479,447
Operating profit	21,735	7,847	(6,835)	22,747
Operating profit margin	2.46%	1.31%	—	1.54%
Interest (income) expense	(1,407)	1,409	612	614
Loss (gain) on sale of receivables	1,949	734	(734)	1,949
Depreciation	5,129	1,585	67	6,781
Amortization	789	—	—	789
Capital expenditures	17,596	1,516	77	19,189

			Corporate &	Total Continuing
2005	Broadline	Customized	Intersegment	Operations

Fourth Quarter
Net external sales	$868,513	$571,537	$—	$1,440,050
Intersegment sales	170	63	(233)	—
Total sales	868,683	571,600	(233)	1,440,050
Operating profit	20,861	6,635	(6,018)	21,478
Operating profit margin	2.40%	1.16%	—	1.49%
Interest expense (income)	4,826	1,362	(5,779)	409
Loss (gain) on sale of receivables	382	673	521	1,576
Depreciation	4,384	1,434	77	5,895
Amortization	869	—	—	869
Capital expenditures	15,073	5,815	3	20,891
Total assets by reportable segment and a reconciliation to the condensed consolidated balance sheets were as follows:

	Dec. 30, 2006	Dec. 31, 2005

Broadline	$901,752	$858,211
Customized	261,975	250,397
Corporate & Intersegment	193,781	193,567
Discontinued Operations	2,267	10,115

Total Assets	$1,359,775	$1,312,290

Note:	2005 segment disclosure has been reclassified to reflect the reallocation of certain corporate costs to the broadline segment to be consistent with the 2006 presentation.
-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

Performance Food Group Company
2006 Compared to 2005
Twelve Months YTD
Segment Disclosure

			Corporate &	Total Continuing
2006	Broadline	Customized	Intersegment	Operations

Twelve Months YTD
Net external sales	$3,478,206	$2,348,526	$—	$5,826,732
Intersegment sales	527	212	(739)	—
Total sales	3,478,733	2,348,738	(739)	5,826,732
Operating profit	71,619	30,736	(27,245)	75,110
Operating profit margin	2.06%	1.31%	—	1.29%
Interest expense (income)	15,436	5,864	(19,568)	1,732
Loss (gain) on sale of receivables	9,937	3,038	(5,624)	7,351
Depreciation	18,969	6,294	294	25,557
Amortization	3,312	—	—	3,312
Capital expenditures	48,206	5,172	310	53,688

			Corporate &	Total Continuing
2005	Broadline	Customized	Intersegment	Operations

Twelve Months YTD
Net external sales	$3,480,793	$2,240,579	$—	$5,721,372
Intersegment sales	653	223	(876)	—
Total sales	3,481,446	2,240,802	(876)	5,721,372
Operating profit	71,723	24,981	(26,226)	70,478
Operating profit margin	2.06%	1.11%	—	1.23%
Interest expense (income)	16,998	2,963	(16,715)	3,246
Loss (gain) on sale of receivables	7,832	2,849	(5,525)	5,156
Depreciation	17,341	5,174	303	22,818
Amortization	3,562	—	—	3,562
Capital expenditures	29,212	48,252	112	77,576
Total assets by reportable segment and a reconciliation to the condensed consolidated balance sheets were as follows:

	Dec. 30, 2006	Dec. 31, 2005

Broadline	$901,752	$858,211
Customized	261,975	250,397
Corporate & Intersegment	193,781	193,567
Discontinued Operations	2,267	10,115

Total Assets	$1,359,775	$1,312,290

Note:	2005 segment disclosure has been reclassified to reflect the reallocation of certain corporate costs to the broadline segment to be consistent with the 2006 presentation.
-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

Performance Food Group Company
Non-GAAP Reconciliations
Impact of Stock Compensation on Diluted EPS

Three Months Ended December 30, 2006	Net Earnings	Shares	EPS

Amounts reported for diluted EPS from continuing operations	$12,883	34,735	$0.37
Stock compensation, net of tax (1)	793	34,735	0.02

Adjusted diluted EPS from continuing operations excluding impact of stock compensation	$13,676		$0.39

(1) Amount calculated using continuing operations effective tax rate of 37.9%.

Twelve Months Ended December 30, 2006	Net Earnings	Shares	EPS

Amounts reported for diluted EPS from continuing operations	$42,900	34,769	$1.23
Stock compensation, net of tax (2)	3,055	34,769	0.09

Adjusted diluted EPS from continuing operations excluding impact of stock compensation	$45,955		$1.32

(2) Amount calculated using continuing operations effective tax rate of 37.4%.
-MORE-

Performance Food Group Reports Fourth Quarter Earnings

February 27, 2007

Performance Food Group Company
Non-GAAP Reconciliations
Free Cash Flow

Quarterly	Q4 2006	Q4 2005

Net income from continuing operations	$12,883	$12,923
Add back:
Stock compensation expense	1,275	312
Amortization expense	789	869
Amortization of deferred issue costs	82	88
Depreciation expense	6,781	5,895
Subtract:
Capital expenditures	(19,189)	(20,891)

Free Cash Flow	$2,621	(804)

Year-to-Date	2006 YTD	2005 YTD

Net income from continuing operations	$42,900	$41,764
Add back:
Stock compensation expense	4,880	999
Amortization expense	3,312	3,562
Amortization of deferred issue costs	324	686
Depreciation expense	25,557	22,818
Subtract:
Capital expenditures	(53,688)	(77,576)

Free Cash Flow	$23,285	(7,747)

-END-